Exhibit 10.23Q

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTY-FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.	Customer desires, and CSG agrees, to standardize the interfaces and applications between Customer’s **** and **** environments.

2.	Exhibit A, Environment Matrix, to this Amendment sets forth the various environments impacted by the Integrated Operations Testing (“IOT”) environment standardization. The matrix states (i) whether an environment is needed by Customer in its **** and/or **** environments, (ii) if an environment is needed, the environment(s) in which standardization has been completed, and (iii) the environment(s) in which standardization needs to be completed by way of this Amendment.

3.	Customer and CSG agree as to the following assumptions in connection with the IOT environment standardization:

•	The **** and **** environments are not designed for load testing. Any load testing will need to be requested by Customer and coordinated by CSG, with the potential for increased costs.

•	The **** and **** environments are not high availability environments, meaning, there is no redundancy built into any of the hardware or software.

•	Paper statements must be requested by Customer for any or all of the IOT environments and will not generate automatically.

•	Statements will be available in ********* for the **** and **** environments.

•

Nightly cycle will occur ***** *** **** per week, between **** a.m. and **** a.m. Mountain time, with the understanding that Customer can request a Friday afternoon cycle on an exception basis with a minimum of *** *** **** advance notice.

•	Current IOT support requirements shall be as set forth in the Twelfth Amendment to the Agreement (CSG #2308298).

•	Hardware costs for SLBOS allows for isolated environments for **** and **** whereby each environment can support its own version of code without impact to another environment.

•

Items on Exhibit A, Environment Matrix, listed in the “Environment Needed” column as “No” have been reviewed by Customer and Customer agrees that those items are not required at this time. Future requests for those items listed in the “Environment Needed” column as “No” will be handled independent of this Amendment.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	The SLBOS server is approximately an ***** *** **** lead time (*** *** ***** ** ***** *** *** *** ***** ** *********).

•	Code deployments into the **** and **** environments will follow the guidelines and assumptions set forth in the Twentieth Amendment to the Agreement (CSG #2309714).

4.	As a result, Schedule F, Fees, CSG Services, Section I, entitled “Processing,” subsection G entitled “Integrated Operations Testing Environment for **** and ****” shall be deleted in its entirety and replaced with the following:

G. Integrated Operations Testing Environment for environments **** and ****

Description of Item/Unit of Measure	Frequency	Fee
1. Integrated Operations Testing Environment for environments **** and ****
a) MIPS (capacity of ** *** *****)	*******	$	**********
b) DASD (capacity of *** ** *** *****) (Note 3)	*******	$	**********
c) Allocation of CSG Hardware/Software	*******	$	**********
d) Monthly Support (Note 1)	*******		Per Exhibit A-1.7. (ASH)
2. Additional allocation of CSG Hardware/Software	********	$	**********
3. Build out IOT regions (Note 2)	********		*,*** *** Per Exhibit A-1.7. (ASH)

Note 1: Monthly support of the IOT environment will be provided on a time and materials basis using ASH.

Note 2: The build of the IOT environments is on a time and materials basis using ASH. The ***** ASH listed above are an estimate.

Note 3: For clarification purposes, the DASD capacity includes *** ** (per the 12th Amendment, CSG document number 2308298, executed May 9, 2011), and *** ** (per SOW #2310612, executed October 13, 2011).

For clarification purposes, invoicing for the additional allocation of CSG Hardware/Software one-time fee of $********** and the monthly increase in allocation of CSG Hardware/Software of $********* listed above, shall begin in the month the CSG Smartlink® BOS and Interactivate work is completed (estimated to be complete ***** **** **** following execution of this Amendment).

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joseph T. Ruble

Name: Michael K. McClaskey		Name: Joseph T. Ruble

Title: Senior Vice President and Chief Information Officer		Title: EVP, CAO & General Counsel

Date: 6-5-12		Date: 6-6-12

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit A

Environment Matrix

	Environment Needed?	Completed Environment(s)	Needed Environment(s)
***	Yes	05, 07
*****	Yes	05, 07	Isolate 05 and 07
****	Yes	05, 07
***** **	Yes	05, 07
************ **** **********	Yes	05, 07
***** ************ **** ***** *********	Yes	05, 07
*** ***************	Yes	05, 07
*******	Yes	05, 07
********* *******	Yes	05, 07
***	Yes	05, 07
****** ************	Yes	05, 07
******** ******* ******* *****	Yes	05, 07
*** ********* ********* ******* **********	Yes	05, 07
********* **	Yes	05, 07
***	Yes	05,07
********* ***	Yes	05, 07
***	Yes	05, 07
*** ***** ******	Yes	05, 07
******	Yes	05, 07
*******	Yes	05, 07
***********	Yes	05, 07
***** *********	Yes	05	07
************	Yes	05	07
***** **********	Yes	05	07
******* *********	No	05, 07
*** ** ********	No	05, 07	none
*** * **	No	none	none
******* ****	No	none	none
******* ******	No	none	none
********	No	none	none
*********** *********	No	none	none
*********	No	05	none
**** *****	No	05	none
*******	No	none	none
*******	No	none	none